UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2011

P & F INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2011, P&F Industries, Inc. (the “Company”), its subsidiaries Florida Pneumatic Manufacturing Corporation (“Florida Pneumatic”), Hy-Tech Machine, Inc. (“Hy-Tech”) and Nationwide Industries, Inc. (“Nationwide”, and together with the Company, Florida Pneumatic and Hy-Tech, collectively, “Borrowers”) and the Company’s subsidiaries Continental Tool Group, Inc. (“Continental Tool”), Countrywide Hardware, Inc. (“Countrywide”), Embassy Industries, Inc. (“Embassy”), Green Manufacturing, Inc. (“Green”), Pacific Stair Products, Inc. (“Pacific Stair”), WILP Holdings, Inc. (“WILP”) and Woodmark International, L.P. (“Woodmark”, and together with Continental Tool, Countrywide, Embassy, Green, Pacific Stair and WILP, collectively, “Guarantors”) entered into the Second Amendment to Loan and Security Agreement, effective as of November 21, 2011 (the “Amendment”), with Capital One Leverage Finance Corporation (the “Agent”), as agent for Lenders (the “Lenders”) from time to time party to the Loan Agreement (as defined below). The Amendment amended the Loan and Security Agreement, dated as of October 25, 2010, as previously amended (the “Loan Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders.

The Amendment, among other things, (i) reduces the Applicable Margin (as defined in the Loan Agreement) for Revolver Loans (as defined in the Loan Agreement) by 0.25% or 0.50%, depending on the applicable leverage ratio, (ii) increases the maximum aggregate amount of permitted Capital Expenditures (as defined in the Loan Agreement) for each of 2012 and 2013 from $1,000,000 to $2,500,000 and (iii) establishes a $2,500,000 Capital Expenditure loan commitment by the Lenders, pursuant to which the Lenders may make one or more Capex Loans (as defined in the Amendment) to the Borrowers under the terms set forth in the Amendment. As such, pursuant to the Amendment, the total commitment by the Lenders under the Loan Agreement has increased from $22,000,000 to $24,500,000.

In connection with the Amendment, the Borrowers executed and delivered to the Agent, for the benefit of the Lenders, the Capex Loan Note, dated November 21, 2011, with a principal amount of up to $2,500,000 ( the “Capex Loan Note”), evidencing the Borrowers’ obligation to repay Capex Loans. As of the date hereof, there have been no borrowings under the Capex Loan Note.

The foregoing summaries of the Amendment and the Capex Loan Note are qualified in their entirety by the terms and provisions of the Amendment and the Capex Loan Note, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 hereof, which is hereby incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Second Amendment to Loan and Security Agreement, dated as of November 21, 2011, among the Company, Florida Pneumatic, Hy-Tech, Nationwide, Continental Tool, Countrywide, Embassy, Green, Pacific Stair, WILP, Woodmark, the Lenders and the Agent.

	10.2	Capex Term Note, dated November 21, 2011, executed by Borrowers in favor of the Agent, in the principal amount of up to $2,500,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: November 28, 2011
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer